Employee Benefit Plan, Statement of Net Assets Available for Benefit (Statement) - EBP 385 - USD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Assets:
Investments at fair value	$ 8,051	$ 14,551
Notes receivable from participants	20	474
Total assets	8,071	15,025
Liabilities:
Accrued expenses	0	1
Net Assets Available for Benefits	$ 8,071	$ 15,024